ADDRESSING RARE DISEASES May 2018 Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation and the oral commentary contain “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts, including statements regarding our future financial condition, timing for and outcomes of clinical results, business strategy and plans and objectives for future operations, are forward looking statements. These forward-looking statements include terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “contemplate,” “intend,” “target,” “project,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” or the negative of these terms. Forward looking statements are our current statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned clinical development, including whether Eiger would be permitted to file an NDA based on PRF data and the timing and outcome of any FDA meeting with respect to lonafarnib and Progeria, the D-LIVR study will be supported by the FDA as a single, pivotal study to support registration; the timing of and our ability to initiate or enroll clinical trials, including whether our D-LIVR study can be advanced by the end of this year; our ability to make timely regulatory filings and obtain and maintain regulatory approvals for lonafarnib as a single agent or in combination, ubenimex, PEG IFN lambda, exendin 9-39 and our other product candidates; our intellectual property position; and the potential safety, efficacy, reimbursement, convenience clinical and pharmaco-economic benefits of our product candidates as well as the commercial opportunities, including potential market sizes and segments; our ability to finance the continued advancement of our development pipeline products, including our results of operations, cash available, financial condition, liquidity, prospects, growth and strategies; and the potential for success of any of our product candidates. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation concerns products that have not yet been approved for marketing by the FDA. No representation is made as to their safety or effectiveness for the purposes for which they are being investigated. © 2017 Eiger Biopharmaceuticals, Inc., all rights reserved. All trademarks belong to their respective owners. 2

REDEFINING DRUG DEVELOPMENT EIGER is a late stage biopharmaceutical company focused on the development and commercialization of targeted therapies for multiple rare diseases. WE believe that our clinical development experience enables us to identify existing compounds to address rare disease conditions. OUR LEAD PROGRAM is advancing Lonafarnib in Hepatitis Delta Virus (HDV) infection into Phase 3 with a single, pivotal trial planned to begin later this year. WHO WE ARE

Portfolio of Clinical Programs Targeting Diverse Rare Indications Multiple Programs Positioned for Success HEPATITIS DELTA VIRUS LYMPHEDEMA POST-BARIATRIC HYPOGLYCEMIA PROGERIA

Faculty Inventors / Advisors NOVEL TARGETS VALIDATED MATCHING DRUGS IDENTIFIED Jeffrey Glenn, MD, PhD Stanford MEDICINE Partners / Licensors Stanley Rockson, MD Tracey McLaughlin, MD, MPh Leslie Gordon, MD, PhD* * volunteer

WHY IS EIGER DIFFERENT? STRATEGIC OPPORTUNITIES TO FINANCE PROGRAMS Finance to NDA, partnership for non-dilutive capital, licensing WELL-CHARACTERIZED COMPOUNDS Clinical Proof of Concept Demonstrated ADVANCING PIPELINE TO LATE STAGE Progeria Program Expands Opportunity EXPERIENCED MANAGEMENT In development, sales and marketing for rare diseases MULTIPLE RARE DISEASE PROGRAMS Unmet medical needs with potentially large markets Lonafarnib HDV Lambda* HDV Ubenimex Lymphedema Exendin 9-39 PBH *pegylated interferon lambda Lonafarnib Progeria

EIGER PIPELINE AND MILESTONES Q1 2018 Q2 2018 Q3 2018 Q4 2018 HDV Lonafarnib HDV PEG IFN Lambda Progeria Lonafarnib PBH Exendin 9-39 Lymphedema Ubenimex Completed Planned Phase 2 ULTRA Study Data Lead Program in HDV Advancing to Phase 3 in 2018 FDA Meeting Phase 2 PREVENT Study Data Initiating Phase 3 D-LIVR Study Expanded License PRF Partnership Phase 2 LIFT (Combo) Study Enrollment Phase 2 LIMT (Mono) Study EOT Data Agency Meeting

HEPATITIS DELTA VIRUS (HDV) OVERVIEW HDV is the most severe form of human viral hepatitis HDV is always a co-infection with HBV HDV requires HBsAg to complete virion assembly HBsAg acquired through protein prenylation 4-6% of HBV infected patients co-infected with HDV HDV causes more rapid disease progression Compared to HBV mono-infection No FDA approved Rx 15-20 M HDV infected patients worldwide > 100K patients in US; > 200K patients in EU large delta antigen small delta antigen HDV HBsAg HBV HDV genome HDV consists of a single stranded, circular RNA virus, with an envelope made up of HBsAg. Poster, DDW 2017, Abstract #Sa1486, Hughes et al, Lancet, 2011, Vol 378, 73.

AT DIAGNOSIS, >50% OF HDV PATIENTS ARE CIRRHOTIC Risk of Hepatocellular Carcinoma, Decompensation, Mortality Increase Fattovich et al, J Infect Dis, 1987; Fattovich et al, Gut, 2000. Serrano et al, EASL 2011 Survival Evolution from Chronic Active Hepatitis to Cirrhosis Cumulative Survival Progression to Cirrhosis (%) HBV + HDV HBV P = 0.001 HBV + HDV HBV P = 0.0002 Follow-up Years Time to Event (Years)

(Range 0 - > 60%) HDV WORLDWIDE PREVALENCE: 15-20 MILLION 6% of HBV Population Co-Infected with HDV Hughes et al, Lancet, 2011, Vol 378, 73.

MIGRATION AND VIRAL HEPATITIS Globalization of Disease Foreign-born individuals now comprise majority of HDV population in North America and Western Europe Germany: Wedemeyer et al., Hepatology 2007 Heidrich et al., J Viral Hepatitis 2009 Italy: Stroffolini et al., J Med Virol 2009 Piccolo et al., Eur J Publ Health 2010 France: Le Gal et al., Hepatology 2007 UK: Cross et al., J Med Virol 2008

PEG IFNa REDUCED HDV RNA IN PATIENTS Mean Change in Log HDV-RNA Week HIDIT – 2 Study HIDIT -2: PEG IFNa 180 mcg QW + tenofovir (N=91) Not Approved for HDV 2014 Wobse et al, Hepatology 2014 Wedemeyer et al, Hepatology 2014

REDUCING HDV-RNA WITH IFNa IMPROVED SURVIVAL Improved Clinical Benefit without Clearance of HDV-RNA Survival Interferon-a for 48 weeks with 15 year Follow Up Farci et al, Gastroenterology 2004: Long-Term Benefit of Interferon-α Therapy of Chronic HDV: Regression of Advanced Hepatic Fibrosis Years after Termination of Therapy Proportion of Patients Surviving Change in HDV-RNA Log Change in Serum HDV-RNA n=36 P = 0.009

EIGER: DEVELOPING COMPLEMENTARY DRUGS FOR HDV PEG IFN Lambda Lonafarnib Lonafarnib + Ritonavir All Oral Rx Lonafarnib + Ritonavir + PEG IFN Lambda Combination Rx PEG IFN Lambda Sub Q Rx Multiple Treatment Options

COMPLEMENTARY MECHANISMS AGAINST HDV LONAFARNIB HDV genome encodes for a single protein, the hepatitis delta antigen. HDV relies on host cell machinery for replication. New virions can be assembled only in the presence of hepatitis B virus. Hepatocyte Protein Prenylation PEG IFN LAMBDA

Small molecule, oral, prenylation inhibitor Well-characterized through Phase 3 >2,000 patients dosed in oncology program by Merck (Schering) Dose limiting toxicity is GI (class effect) Over 120 HDV patients dosed across international sites HDV Orphan Designation in US & EU, Fast Track in US Prenylation is a host target; potential barrier to resistance Phase 2 proof of concept study conducted at NIH; NIH Phase 2 study results published: Koh et al, Lancet Infect Dis, 2015 LONAFARNIB FOR HDV Well-characterized Clinical Stage Lead Compound

LONAFARNIB DECREASED HDV-RNA VIRAL LOAD IN PHASE 2 STUDIES 4 Week Reduction in HDV-RNA with Lonafarnib Mean Change in Log HDV RNA Lonafarnib 100 mg BID Placebo Mean ∆ - 0.74 Log Mean ∆ - 0.2 Log Lonafarnib 200 mg BID Mean ∆ - 1.6 Log Lonafarnib 300 mg BID Mean ∆ - 2.0 Log Lonafarnib 200 mg BID Mean ∆ - 1.6 Log Lonafarnib 100 mg TID Mean ∆ - 1.2 Log National Institutes of Health NIH POC Lancet ID 2015 Ankara University LOWR HDV -1 EASL 2015 N = 4 N = 6 N = 6 N = 3 N = 3 N = 3 Mean ∆ - 2.4 Log Mean ∆ - 1.8 Log Lonafarnib 100 mg BID + Ritonavir 100 mg QD Lonafarnib 100 mg BID + PEG IFNa 180 mcg QW Combination Therapy N = 3 N = 3 Koh et al, Lancet Infect Dis, 2015 LOWR HDV = LOnafarnib With Ritonavir in HDV; Yurdaydin, C. et al, Hepatology 2018; 67:1224

PEG IFN 180 mcg + TDF (N=91) LNF 50 mg BID + RTV (N=12) Change in Log HDV-RNA Week ALL-ORAL REGIMEN: POTENTIAL FOR IFN-FREE OPTION LOWR HDV – 2 HIDIT – 2 Lonafarnib 50 mg BID + Ritonavir 100 mg BID 2018 Presented Yurdaydin et al, J Hepatology 2018, Abstract #PS-161

PEG IFN 180 mcg + TDF (N=91) LNF 50 mg BID + RTV (N=12) LNF 50 mg BID + RTV + PEG IFN (N=4) Change in Log HDV-RNA Week COMBO REGIMEN: GREATEST DECLINE IN HDV-RNA Lonafarnib 50 mg BID + Ritonavir 100 mg BID + PEG IFN-alfa-2a LOWR HDV – 2 HIDIT – 2 2018 Presented Yurdaydin et al, J Hepatology 2018, Abstract #PS-161

Regimen # of Patients # Patients Dosed 24 Weeks BL VL ≤ 4 log (%) BL VL > 4 log (%) < LLOQ (%) ≥ 2 log decline (%) < LLOQ (%) ≥ 2 log decline (%) LNF 50 mg BID + RTV 100 mg BID + PEG IFN-a 4 0 / 0 (0%) 0 / 0 (0%) 2 / 4 (50%) 4 / 4 (100%) LNF 25 mg BID + RTV 100 mg BID + PEG IFN-a 5 1 / 1 (100%) 1 / 1 (100%) 2 / 4 (50%) 3 / 4 (75%) LNF 50 mg BID + RTV 100 mg BID 12 5 / 5 (100%) 5 / 5 (100%) 0 / 7 (0%) 1 / 7 (14%) LNF 25 mg BID + RTV 100 mg BID 6 0 / 3 (0%) 0 / 3 (0%) 0 / 3 (0%) 1 / 3 (33%) Per protocol analysis LONAFARNIB RESPONSES IN HDV PATIENTS Yurdaydin et al, J Hepatology 2018, Abstract #PS-161

Regimen # of Patients # Patients Dosed 24 Weeks BL VL ≤ 4 log (%) BL VL > 4 log (%) < LLOQ (%) ≥ 2 log decline (%) < LLOQ (%) ≥ 2 log decline (%) LNF 50 mg BID + RTV 100 mg BID + PEG IFN-a 4 0 / 0 (0%) 0 / 0 (0%) 2 / 4 (50%) 4 / 4 (100%) LNF 25 mg BID + RTV 100 mg BID + PEG IFN-a 5 1 / 1 (100%) 1 / 1 (100%) 2 / 4 (50%) 3 / 4 (75%) LNF 50 mg BID + RTV 100 mg BID 12 5 / 5 (100%) 5 / 5 (100%) 0 / 7 (0%) 1 / 7 (14%) LNF 25 mg BID + RTV 100 mg BID 6 0 / 3 (0%) 0 / 3 (0%) 0 / 3 (0%) 1 / 3 (33%) Per protocol analysis HIGH RESPONSE RATES IN LOW BASELINE VIRAL LOAD All-Oral: Lonafarnib 50 mg BID + Ritonavir 100 mg BID Yurdaydin et al, J Hepatology 2018, Abstract #PS-161

Regimen # of Patients # Patients Dosed 24 Weeks BL VL ≤ 4 log (%) BL VL > 4 log (%) < LLOQ (%) ≥ 2 log decline (%) < LLOQ (%) ≥ 2 log decline (%) LNF 50 mg BID + RTV 100 mg BID + PEG IFN-a 4 0 / 0 (0%) 0 / 0 (0%) 2 / 4 (50%) 4 / 4 (100%) LNF 25 mg BID + RTV 100 mg BID + PEG IFN-a 5 1 / 1 (100%) 1 / 1 (100%) 2 / 4 (50%) 3 / 4 (75%) LNF 50 mg BID + RTV 100 mg BID 12 5 / 5 (100%) 5 / 5 (100%) 0 / 7 (0%) 1 / 7 (14%) LNF 25 mg BID + RTV 100 mg BID 6 0 / 3 (0%) 0 / 3 (0%) 0 / 3 (0%) 1 / 3 (33%) Per protocol analysis RESPONSE RATES IN HIGH BASELINE VIRAL LOAD HDV Yurdaydin et al, J Hepatology 2018, Abstract #PS-161 Combination: Lonafarnib 50 mg BID + Ritonavir 100 mg BID + PEG IFN-alfa-2a

LONAFARNIB PHASE 2 HDV PROGRAM All-oral: LNF + RTV 7 of 18 (39%) patients ≥ 2 log decline or BLQ at Week 24 Higher response rates (5 of 5, 100%) in low baseline viral load patients Combination: LNF + RTV + PEG IFNa Results in highest response rates 8 of 9 (89%) patients ≥ 2 log decline or BLQ at Week 24 Majority of patients normalized ALT at Week 24 Predominant AEs were GI-related (mild / moderate) Dose, Combinations and Endpoints Defined 2018 Presented Yurdaydin et al, J Hepatology 2018, Abstract #PS-161

A novel first in class Type III interferon Binds to a unique receptor versus Type I interferons - Highly expressed on hepatocytes - Limited expression on hematopoietic cells and CNS cells Uses similar downstream signaling pathway as Type I interferons Greater than 3,000 patients in 17 clinical trials (HCV / HBV) Comparable antiviral activity with less of the typical IFN alfa related side effects* PEGYLATED INTERFERON LAMBDA A Better Tolerated Interferon* *Chan, HLY et al, J Hepatology 2016 Alfa Receptor Expression Lambda Receptor Expression

LIMT HDV PHASE 2 STUDY Lambda Interferon MonoTherapy Study in HDV Arm 1 n = 17 Arm 2 n = 16 Goals: Demonstrate comparable activity to historical PEG IFN-alfa Demonstrate better tolerability to historical PEG IFN-alfa Follow-up LMD 120 mcg QW LMD 180 mcg QW Follow-up On-treatment 48 weeks 24 weeks Post-treatment Enrollment Completed N=33

Lambda demonstrated comparable anti-HDV activity to historical PEG-Alfa Lambda was well tolerated in the majority of patients Lambda is a promising investigational agent, alone or in combination Rx in HDV End of Treatment (Week 48) data in 4Q 2018 LIMT HDV STUDY Interim Results (Week 24) Presented at AASLD 2017 * 2017 Presented *Hamid S et al, Hepatology 2017

D-LIVR (Delta Liver Improvement and Virologic Response in HDV); N~300; multicenter study All-oral Arm (LNF/RTV) and Combination Arm (LNF / RTV + PEG IFN-α) Each arm compared to placebo arm (HBV nucleos(t)ide therapy alone) PEG IFN-a alone arm to demonstrate contribution of effect; superiority over this arm not required Endpoints and study duration for D-LIVR to be defined with Agency in mid-2018 (by telecon) Plan to initiate D-LIVR study by end of 2018 (following feedback from FDA on study design) PLANNED HDV REGISTRATION PROGRAM Face to Face Meeting with FDA on February 14, 2018

# *D-LIVR: PLANNED PHASE 3 STUDY*

## Delta Liver Improvement and Virologic Response in HDV

N ~ 300


LNF / RTV
*All-Oral*
LNF / RTV + PEG IFN α
*Combination*
PEG IFN-α
*Mono*
Placebo

- LNF arms compared to Placebo
- Superiority over PEG IFN α not required
- PEG IFN-α arm to assess contribution only
- Placebo arm on background Nuc* only

*Nuc = HBV nucleoside or nucleotide Rx.  All patients will be on background HBV nuc therapy

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# HBV APPROVALS AND REGISTRATION ENDPOINTS

## Focus on Viral Load Reduction, Biochemical Response, Histologic Improvement*

| Brand (generic) | Approved | Primary Endpoint(s) | Secondary Endpoints(s) |
|---|---|---|---|
| Intron A® (interferon alfa-2b) | 1991 | • HBeAg + HBV DNA | • HBsAg + ALT + Histology |
| Epivir HBV® (lamivudine) | 1998 | • Histology*<br>• HBeAg + HBV DNA | • ALT |
| Hepsera® (adefovir dipivoxil) | 2002 | • Histology* | • HBV DNA + ALT + HBeAg |
| Baraclude® (entecavir) | 2005 | • Histology* | • HBV DNA + ALT |
| Pegasys® (peginterferon alfa-2a) | 2005 | • HBeAg<br>• HBV DNA<br>• ALT | • Histology |
| Tyzeka® (telbivudine) | 2006 | • HBV DNA + HBeAg or ALT | • Histology + ALT |
| Viread® (tenofovir disoproxil fumurate) | 2008 | • HBV DNA + Histology | • ALT |
| Vemlidy® (tenofovir alafenamide) | 2016 | • HBV DNA | • ALT + HBsAg + HBeAg |

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* ≥ 2 point decrease in the Knodell necro-inflammatory score with no worsening of the Knodell fibrosis score

EIGER BIOPHARMACEUTICALS

# FDA GUIDANCE ON HDV LAMBDA PROGRAM

## "LIFT" Lambda Interferon Combination Therapy Study to Advance in Parallel

**D-LIVR** (**D**elta **L**iver **I**mprovement and **V**irologic **R**esponse in HDV); N~300; multicenter study

All-oral Arm (LNF/RTV) and Combination Arm (LNF / RTV + PEG IFN-α)

- Each arm compared to placebo arm (HBV nucleos(t)ide therapy alone)
- PEG IFN-α alone arm to demonstrate contribution of effect; superiority over this arm not required

Endpoints and study duration for D-LIVR to be defined with Agency in mid-2018 (by telecon)

Agency supports continued Lambda development in HDV (Phase 2 combo data requested)

- **LIFT** (**L**ambda **I**nter**F**eron combination **T**herapy): Lambda in combination with LNF / RTV
- To be conducted at the NIH; enrollment in 2Q 2018

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# *LIFT: PHASE 2 LAMBDA COMBO STUDY*

## Lambda InterFeron combination Therapy


24 Weeks
24 Weeks
N~26
LNF / RTV + Lambda
Combination
Follow Up
*
*

**Primary Endpoint:**
- ≥ 2 Log HDV RNA reduction at EOT

**Secondary Endpoint:**
- Histological Improvement (biopsy confirmed*)

- Open-label, Phase 2 study evaluating Lambda + LNF + RTV
- To be conducted at the NIH
- Enrollment is planned for 2Q 2018

* biopsy

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EIGER BIOPHARMACEUTICALS

HDV PROGRAM: PREPARING FOR REGISTRATION Q1 2018 Q2 2018 Q3 2018 Q4 2018 HDV Lonafarnib HDV PEG IFN Lambda Completed Planned FDA Meeting Initiating Phase 3 D-LIVR Study Phase 2 LIFT (Combo) Study Enrollment Phase 2 LIMT (Mono) Study EOT Data

# HUTCHINSON-GILFORD PROGERIA SYNDROME (PROGERIA)

## OVERVIEW

- Ultra-rare, premature, fatal aging pediatric disease
- Point mutation in the Lamin A gene
  - Results in a farnesylated aberrant protein, Progerin
  - Disruption of scaffold structure of the nuclear membrane
- Accelerated atherosclerosis with cardiovascular decline
- Average lifespan = 14.5 years
- Prevalence of 1 in 20 million (~400 worldwide)
- No FDA approved Rx
- >80 Children treated with lonafarnib



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Progeria Research Foundation: www.progeriaresearch.org

EIGER BIOPHARMACEUTICALS

ACCUMULATION OF PROGERIN Disrupts Cell Scaffold, Leads to Disfigurement of Nucleus Normal Lamin A Generation Lonafarnib blocks production of Progerin LONAFARNIB no cleavage site 50 amino acids deleted Progerin Generation

WORLDWIDE PREVALENCE ESTIMATE ~ 400 CHILDREN 113 Children Identified Across 47 Countries Worldwide Children Living Around the World with Progeria As of March 31, 2018

SURVIVAL OF UNTREATED PROGERIA CHILDREN Average Lifespan = 14.5 Years Survival Probability 0.8 0.2 1.0 0.0 0.6 0.4 0.0 5 15 25 10 20 Age (years) Number at risk (deaths) 236 (6) 179 (21) 116 (47) 47 (30) 12 (9) 2 (2) 14.5 Years Gordon, L et al, JAMA, 2018, 319(16): 1687

LONAFARNIB IMPROVES SURVIVAL IN PROGERIA 77% Reduction in Risk of Mortality Compared to No Treatment Normal Cell Progeria Cell Progeria Cell After Treatment with Lonafarnib Average follow-up period of 2.2 years Survival Probability 0.8 0.2 1.0 0.0 0.6 0.4 0.0 0.5 1.5 2.5 1.0 2.0 Time Since Start of Follow-up (years) Hazard Ratio = 0.23, p = 0.04 Gordon, L et al, JAMA, 2018, 319(16): 1687 Treated (N=63) Untreated (N=63)

PROGERIA: A PEDIATRIC RARE DISEASE Consistent with Eiger Mission, Vision, and Values Eiger to continue to provide lonafarnib to PRF for clinical studies in Progeria Eiger to ensure that lonafarnib treatment is available to children with Progeria W/W Eiger to seek FDA guidance on approval pathway for lonafarnib in Progeria Eiger to control regulatory development, pricing, and distribution of lonafarnib for Progeria

KEY AGREEMENT TERMS Eiger, Merck, Progeria Research Foundation Lonafarnib Agreements Merck License Agreement Amendment Expansion of exclusively licensed field to include all uses of lonafarnib in Progeria Eiger manufactures and supply lonafarnib to PRF Merck receives no up-front, no milestones, no royalties related to lonafarnib in Progeria Eiger retains exclusive rights to commercialize lonafarnib for approved indications Merck grants no rights or licenses to third parties to commercialize lonafarnib for any use outside of use licensed to Eiger PRF Collaboration and Supply Agreement Eiger and PRF collaborating in the pursuit of regulatory approval of lonafarnib for Progeria PRF grants Eiger a non-exclusive, worldwide, royalty-free, sub-licensable license under all IP and data controlled by PRF to prepare and file any NDA Eiger establishes a patient support program in Progeria Eiger prepares and is the sponsor of the NDA Proceeds from the sale of a priority review voucher that Eiger may receive as the sponsor is shared equally (50/50) between Eiger and PRF

PROGERIA PROGRAM: PREPARING FOR APPROVAL Q1 2018 Q2 2018 Q3 2018 Q4 2018 HDV Lonafarnib HDV PEG IFN Lambda Progeria Lonafarnib Completed Planned FDA Meeting Initiating Phase 3 D-LIVR Study Agency Meeting Expanded License PRF Partnership Phase 2 LIFT (Combo) Study Enrollment Phase 2 LIMT (Mono) Study EOT Data

# EXENDIN 9-39: POST-BARIATRIC HYPOGLYCEMIA (PBH)

## A Chronic, Debilitating Condition





### OVERVIEW

- Bariatric Surgery Increasing due to Morbid Obesity
  - ~200K US / ~100K EU in 2015*
  - Roux-en-Y Gastric Bypass ~35% of all procedures
- Postprandial Hypoglycemia: A Debilitating Complication
  - Elevated GLP-1 and Hyperinsulinemia Documented
  - Impacts 5-10% of Roux-en-Y patients
- PBH estimated prevalence ~70K in US / EU
- Exendin 9-39 is a targeted GLP-1 antagonist
  - Well characterized in Phase 1 / 2 clinical studies

* American Society for Metabolic and Bariatric Surgery 2015

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EIGER BIOPHARMACEUTICALS

PHASE 2 CLINICAL PROOF OF CONCEPT COMPLETED 36 Patients Dosed in Clinical Studies with Exendin 9-39 Study # Patients Duration of Dosing Status IV Infusion 8 Single dose Published Diabetologia Sub Q Injection SAD Study 8 Single dose Presentation at 2016 ADA Published Diabetes, Obesity and Metabolism Sub Q Injection MAD Study* 20 Up to 3 days BID dosing Presentation at 2017 ADA * Comparison of lyophilized powder and novel liquid formulation.

2016 EXENDIN 9-39 REDUCED PBH Single Ascending Dose Study Results * P < 0.05, ** P < 0.01 Craig C et al, Diabetes, Obesity and Metabolism 2017 Time (Minutes) All subjects required rescue Rapid decline Increase in glucose nadir Improvement in patient reported outcomes No patient became hypoglycemic ** Rate of glucose decline reduced * Glucose (mg/dL) Hypoglycemia

PBH PROGRAM: ADDITIONAL PHASE 2 DATA 2H 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 HDV Lonafarnib HDV PEG IFN Lambda Progeria Lonafarnib PBH Exendin 9-39 Completed Planned FDA Meeting Phase 2 PREVENT 28-day Study Data Initiating Phase 3 D-LIVR Study Expanded License PRF Partnership Agency Meeting Phase 2 LIFT (Combo) Study Enrollment Phase 2 LIMT (Mono) Study EOT Data Phase 2, Placebo-Controlled, Multi-Center, PREVENT Study (N=20) Enrolling

# UBENIMEX: PRIMARY AND SECONDARY LYMPHEDEMA

## OVERVIEW

- Lymphedema: State of vascular insufficiency
  - Decreased clearance of interstitial fluid
  - Debilitating architectural alterations in skin and tissues
- Primary Lymphedema – hereditary
  - Estimated US < 50,000 (Orphan)
- Secondary Lymphedema – due to causative event
  - Estimated US / EU ~1 million +
- $LTB_4$ is elevated in animal models and human lymphedema*
  - Targeted blockade of $LTB_4$ improves preclinical lymphedema
- Ubenimex is an oral, small molecule inhibitor of $LTA_4H$
  - Well characterized, marketed in JP since 1987 (different indication)



*Tian et al, Sci Trans Med 2017

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EIGER BIOPHARMACEUTICALS

# UBENIMEX FOR LYMPHEDEMA: DATA IN 2H 2018

## Phase 2, Placebo-Controlled, Multi-Center Study, Enrolled (N=54) and Dosing



**Potential for 1st Rx and Disease Modifying Therapeutic**

Months 1 – 6

Ubenimex 150 mg TID

Placebo

Enrollment Complete N = 54

**Entry Criteria:**

Primary or Secondary Lymphedema of the lower limb(s)

**Primary Endpoint:**

Skin thickness

**Secondary Endpoint:**

Histology, limb volume, symptom measures

**Efficacy Evaluation**

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LYMPHEDEMA PROGRAM: DELIVERING PHASE 2 DATA 2H 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 HDV Lonafarnib HDV PEG IFN Lambda Progeria Lonafarnib PBH Exendin 9-39 Lymphedema Ubenimex Completed Planned Phase 2 ULTRA Study Data FDA Meeting Initiating Phase 3 D-LIVR Study Expanded License PRF Partnership Agency Meeting Phase 2 PREVENT 28-day Study Data Phase 2 LIFT (Combo) Study Enrollment Phase 2 LIMT (Mono) Study EOT Data

EIGER PIPELINE AND MILESTONES Q1 2018 Q2 2018 Q3 2018 Q4 2018 HDV Lonafarnib HDV PEG IFN Lambda Progeria Lonafarnib PBH Exendin 9-39 Lymphedema Ubenimex Completed Planned Phase 2 ULTRA Study Data Lead Program in HDV Advancing to Phase 3 in 2018 FDA Meeting Initiating Phase 3 D-LIVR Study Expanded License PRF Partnership Agency Meeting Phase 2 PREVENT 28-day Study Data Phase 2 LIFT (Combo) Study Enrollment Phase 2 LIMT (Mono) Study EOT Data

# FINANCIALS

- Shares Outstanding ~10.5 Million

- Cash on hand ~$38 Million funds company operations into 3Q 2019
  - Funding Exendin 9-39 in PBH through Phase 2 PREVENT EOT data
  - Funding Ubenimex in Lymphedema through Phase 2 ULTRA EOT data
  - Funding Lambda monotherapy in HDV Phase 2 LIMT EOT data
  - Funding Lambda combination in HDV Phase 2 LIFT EOT data

- Use of Additional Proceeds
  - Funding Lonafarnib in HDV Phase 3 single pivotal trial to EOT data
  - Funding Lonafarnib in Progeria program (regulatory execution, EAP)

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EIGER BIOPHARMACEUTICALS

DAVID CORY, RPH, MBA President and CEO DAVID APELIAN, MD, PHD, MBA Chief Operating Officer, Executive Medical Officer JIM WELCH, MBA Chief Financial Officer LISA PORTER, MD Chief Medical Officer, Metabolic Diseases JIM SHAFFER, MBA Chief Business Officer EXPERIENCED MANAGEMENT

SEASONED BOARD THOMAS DIETZ, PHD Chairman DAVID CORY, RPH, MBA President and CEO DAVID APELIAN, MD, PHD, MBA COO and EMO EVAN LOH, MD Independent Director JEFFREY GLENN, MD, PHD Independent Director ELDON MAYER, MBA Independent Director

ADDRESSING RARE DISEASES